UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2013

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13883	77-0448994
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1720 North First Street San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                      Entry Into a Material Definitive Agreement.

On March 20, 2013, California Water Service Group (the “Company”) entered into an Underwriting Agreement with Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters (collectively, the “Underwriters”), relating to the sale and issuance of 5,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Company also granted an option to the Underwriters to purchase up to an additional 750,000 shares of Common Stock within 30 days after the date of the Underwriting Agreement, to cover over-allotments, if any. The Common Stock is only being offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-181329).

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 7.01.                                      Regulation FD Disclosure.

On March 26, 2013, the Company completed an underwritten public offering of 5,750,000 shares of its Common Stock (including 750,000 shares pursuant to the exercise, in full, by the Underwriters of their over-allotment option) at a price per share of $19.25 to the public, raising approximately $106,260,000 in net proceeds.

The information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.                                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated March 20, 2013, among California Water Service Group and Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters
5.1	Opinion of Gibson, Dunn & Crutcher LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: March 26, 2013	By:	/s/ Thomas F. Smegal III
	Name:	Thomas F. Smegal III
	Title:	Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement dated March 20, 2013, among California Water Service Group and Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters
5.1	Opinion of Gibson, Dunn & Crutcher LLP